EXHIBIT 1

Pursuant to Rule 13d-1(f)(l)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on be-half of them in the capacities set forth below.

                                MOORE SONS INVESTMENTS, L.P.

                                BY:   /S/   DAVID L. MOORE
                                --------------------------------------
                                NAME:       David L. Moore
                                TITLE:      General Partner

                                BY:   /S/   MARY KATHLEEN MOORE
                                --------------------------------------
                                NAME:       Mary Kathleen Moore
                                TITLE:      General Partner

                                      /S/   DAVID L. MOORE
                                --------------------------------------
                                            David L. Moore

                                      /S/   MARY KATHLEEN MOORE
                                --------------------------------------
                                            Mary Kathleen Moore